Exhibit 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”), dated as of April 16, 2020, by and among Burlington Coat Factory Warehouse Corporation, a Florida corporation (the “Company”), the entities listed on Schedule I hereto and each of the other entities that may become a party hereto as provided herein (each of the foregoing, together with the Company, a “Grantor” and collectively, the “Grantors”), and Wilmington Trust, National Association, in its capacity as collateral agent for the Secured Parties (in such capacity and together with any successors in such capacity, the “Collateral Agent”), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

W I T N E S  S E T H:

WHEREAS, reference is made to that certain Indenture, dated as of April 16, 2020 (as amended, modified, supplemented or restated and in effect from time to time, the “Indenture”, which term shall also include and refer to any additional issuance of notes under the Indenture), by and between the Company, each Guarantor, Wilmington Trust, National Association, in its capacity as trustee (together with its successors in such capacity, the “Trustee”) and the Collateral Agent for its own benefit and the benefit of the other Secured Parties, pursuant to which the Company is issuing $300,000,000 aggregate principal amount of its 6.250% Senior Secured Notes due 2025 (together with any additional notes issued under the Indenture, the “Senior Secured Notes”); and

WHEREAS, reference is also made to the Security Agreement dated as of even date herewith (as amended, modified, supplemented or restated and in effect from time to time, the “Security Agreement”), by, among others, the Grantors and the Collateral Agent for the Secured Parties, pursuant to which the Grantors and the other Grantors named therein have granted a security interest in the Collateral (as defined in the Security Agreement) to secure the Secured Obligations (as defined in the Security Agreement); and

WHEREAS, from time to time after the date hereof, the Company may, subject to the terms and conditions of the Indenture and the Collateral Documents, incur Additional Pari Passu Obligations that the Company desires to secure by the Collateral (including the IP Collateral (as defined below)) on a pari passu basis with the Senior Secured Notes as further provided in the Security Agreement; and

WHEREAS, this Agreement is made by the Grantors in favor of the Collateral Agent for the benefit of the Secured Parties to secure the payment and performance in full when due of the Secured Obligations.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantors and the Collateral Agent, on its own behalf and on behalf of the other Secured Parties (and each of their respective successors or assigns), hereby agree as follows:

SECTION 1.       General

(a)       Definitions. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Indenture or the Security Agreement (as applicable). In addition, as used herein, the following terms shall have the following meanings:

“Copyrights” shall mean all copyrights and like protections in each work of authorship or derivative work thereof, whether registered or unregistered and whether published or unpublished, including, without limitation, the United States copyright registrations and copyright applications listed on EXHIBIT A annexed hereto and made a part hereof, together with all registrations and recordings thereof and all applications in connection therewith.

“Copyright Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right under any Copyright, including, without limitation, the agreements listed on EXHIBIT A annexed hereto and made a part hereof.

“Copyright Office” shall mean the United States Copyright Office or any other federal governmental agency which may hereafter perform its functions.

“Event of Default” shall have the meaning assigned to such term in the Security Agreement.

“Fiscal Month” means any fiscal month of any Fiscal Year, which month shall generally consist of (i) in the case of the first, third, fourth, sixth, seventh, ninth and tenth Fiscal Months of each Fiscal Year, four calendar weeks, (ii) in the case of the second, fifth, eighth and eleventh Fiscal Months of each Fiscal Year, five calendar weeks and (iii) in the case of the twelfth Fiscal Month of each Fiscal Year, the period from the first day following the eleventh Fiscal Month of such Fiscal Year through the last day of such Fiscal Year, in accordance with the fiscal accounting calendar of Burlington Coat Factory Holdings, LLC and its Subsidiaries.

“Fiscal Quarter” means any fiscal quarter of any Fiscal Year, which quarter shall generally end on (i) in the case of the first three Fiscal Quarters of each Fiscal Year, on the date that is 13 weeks after the last day of the preceding Fiscal Quarter and (ii) in the case of the last Fiscal Quarter of each Fiscal Year, on the last day of such Fiscal Year, in accordance with the fiscal accounting calendar of Burlington Coat Factory Holdings, LLC and its Subsidiaries.

“Fiscal Year” means any period of twelve consecutive Fiscal Months ending on the Saturday closest to January 31 of any calendar year.

“Intellectual Property” shall mean each of the items specified in Sections 2(a), (b), (c), (d), (e), and (f).

“IP Collateral” shall have the meaning assigned to such term in Section 2 hereof.

“Licenses” shall mean, collectively, the Copyright Licenses, Patent Licenses, Trademark Licenses, and any other license providing for the grant by or to any Grantor of any right to use Intellectual Property as such term is defined herein.

“Material Adverse Effect” means any event, facts, or circumstances, which has a material adverse effect on (i) the business, assets or financial condition of the Grantors taken as a whole or (ii) the validity or enforceability of this Agreement, the Indenture, any Additional Pari Passu Document and the other Collateral Documents, taken as a whole, or the rights or remedies of the Secured Parties hereunder or thereunder, taken as a whole.

“Collateral Agent” shall have the meaning assigned to such term in the preamble of this Agreement.

“Patents” shall mean all patents and applications for patents, and the inventions and improvements therein disclosed, and any and all divisions, revisions, reissues and continuations, continuations-in-part, extensions, and reexaminations of said patents including, without limitation, the United States patents and patent applications listed on EXHIBIT B annexed hereto and made a part hereof.

“Patent Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right under any Patent, including, without limitation, the agreements listed on EXHIBIT B annexed hereto and made a part hereof.

“PTO” shall mean the United States Patent and Trademark Office or any other federal governmental agency which may hereafter perform its functions.

“Secured Obligations” shall have the meaning assigned to such term in the Security Agreement.

“Trademarks” shall mean all trademarks, trade names, corporate names, company names, Internet domain names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers, whether registered or unregistered, including, without limitation, the United States trademark registrations and trademark applications listed on EXHIBIT C annexed hereto and made a part hereof, together with all registrations thereof, all applications in connection therewith, and any goodwill of the business connected with, and symbolized by, any of the foregoing.

“Trademark Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right under any Trademark, including, without limitation, the agreements listed on EXHIBIT C annexed hereto and made a part hereof.

(b)       Rules of Interpretation. The rules of interpretation specified in Section 1.4 of the Indenture shall be applicable to this Agreement.

SECTION 2.       Grant of Security Interest. In furtherance and as confirmation of the Security Interest granted by the Grantors to the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) under the Security Agreement, and as further security for the payment or performance, as the case may be, in full of the Secured Obligations, each of the Grantors hereby ratifies such Security Interest and grants to the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) a continuing security interest, in all of the present and future right, title and interest of such Grantor in, to and under the following property, and each item thereof, whether now owned or existing or hereafter acquired or arising, together with all products, proceeds, substitutions, and accessions of or to any of the following property (collectively, the “IP Collateral”):

(a)       All Copyrights.

(b)       All Patents.

(c)       All Trademarks.

(d)       All renewals of any of the foregoing.

(e)       All trade secrets, know-how and other proprietary information; works of authorship and other copyrightable works (including copyrights for computer programs), and all tangible and intangible property embodying the foregoing; inventions (whether or not patentable) and all improvements thereto; industrial design applications and registered industrial designs; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases, and other physical manifestations, embodiments or incorporations of any of the foregoing, and all other intellectual property and proprietary rights.

(f)        All General Intangibles connected with the use of, or related to, any and all Intellectual Property (including, without limitation, all goodwill of each Grantor and its business, products and services appurtenant to, associated with, or symbolized by, any and all Intellectual Property and the use thereof).

(g)       All Licenses and all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to any of the foregoing, including, without limitation, payments under all Licenses entered into in connection therewith and damages and payments for past or future infringements, misappropriations or dilutions thereof.

(h)       The right to sue for past, present and future infringements, misappropriations and dilutions of any of the foregoing.

(i)        All of the Grantors’ rights corresponding to any of the foregoing throughout the world.

Notwithstanding the foregoing, no Trademark shall be included in the definition of IP Collateral to the extent that the grant of a security interest in such Trademark would result in, permit or provide grounds for the cancellation or invalidation of such Trademark.

SECTION 3.       Protection of Intellectual Property By Grantors. Except as set forth below in this Section 3, each of the Grantors shall use commercially reasonable efforts to undertake the following with respect to each item of Intellectual Property material to the conduct of the business of such Grantor, in each case as deemed appropriate in such Grantor’s reasonable business judgment:

(a)       Pay all renewal fees and other fees and costs associated with maintaining and prosecuting issuances, registrations and applications relating to such Intellectual Property and take all other customary and reasonably necessary steps to maintain each registration of such Intellectual Property.

(b)       Take all actions reasonably necessary to prevent any of such Intellectual Property from becoming forfeited, abandoned, dedicated to the public (other than at the expiration of any non-renewable statutory term), or invalidated.

(c)       At the Grantors’ sole cost and expense, pursue the prosecution of each application for registration in such Intellectual Property that is the subject of the security interest created herein and not abandon any such application.

(d)       At the Grantors’ sole cost and expense take any and all action that the Grantors reasonably deem appropriate under the circumstances to protect such Intellectual Property from infringement, misappropriation or dilution, including, without limitation, the prosecution and defense of infringement actions.

Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, and no Material Adverse Effect would result therefrom, no Grantor shall have any obligation to take any of the actions described in Sections 3(a), (b), (c) and (d) above with respect to any Intellectual Property (i) that relates solely to any of the Grantor’s products or services that have been discontinued, abandoned or terminated, (ii) that has been replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to take such actions with respect to such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the security interest created by this Agreement, or (iii) that otherwise is no longer material to the business of any Grantor.

SECTION 4.       Grantors’ Representations and Warranties. In addition to any representations and warranties contained in any other Collateral Documents, each Grantor represents and warrants that:

(a)       EXHIBIT A is a true, correct and complete list of all United States and Canadian Copyright registrations and applications for the registration of Copyrights owned by such Grantor.

(b)       EXHIBIT B is a true, correct and complete list of all United States and Canadian Patents and Patent applications owned by such Grantor.

(c)       EXHIBIT C is a true, correct and complete list of all United States and Canadian Trademark registrations and applications owned by such Grantor.

(d)       EXHIBIT D is a true, correct and complete list of all Licenses relating to Intellectual Property material to the operation of such Grantor’s business (other than Licenses relating to commercially available, off-the-shelf software) to which such Grantor is a party as of the date hereof.

(e)       Except as set forth in EXHIBIT D, none of the Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(f)        All IP Collateral is, and shall remain, free and clear of all Liens, encumbrances, or security interests in favor of any Person, other than Permitted Encumbrances and Liens in favor of the Collateral Agent.

(g)       No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor’s rights in, any Intellectual Property or Licenses in any respect that could reasonably be expected to have a Material Adverse Effect on the business or the property of such Grantor.

(h)       Within thirty (30) days after the end of each Fiscal Quarter of each Fiscal Year, such Grantor shall give the Collateral Agent written notice (with reasonable detail) of any of the following occurring with the preceding Fiscal Quarter:

(i)         Such Grantor’s filing applications for registration of, being issued a registration in or receiving an issuance of any Intellectual Property, or otherwise acquiring ownership of any registered Intellectual Property (other than the acquisition by such Grantor of the right to sell products containing the trademarks of others in the ordinary course of such Grantor’s business).

(ii)        The filing and acceptance of a statement of use or an amendment to allege use in connection with any of such Grantor’s intent-to-use Trademark applications.

(iii)       Such Grantor’s entering into any new Licenses with respect to the Intellectual Property material to the operation of such Grantor’s business.

(iv)       Such Grantor’s knowing that any application or registration relating to any Intellectual Property material to the operation of such Grantor’s business could reasonably be expected to, other than as provided in Section 3 above, become forfeited, abandoned or dedicated to the public (other than at the end of any non-renewable statutory term), or of any adverse dispositive determination (including, without limitation, the institution of, or any such dispositive determination in, any proceeding in the PTO, the Copyright Office or any court or tribunal) regarding such Grantor’s ownership of, the validity of, or enforceability of any Intellectual Property material to the operation of such Grantor’s business or such Grantor’s right to register the same or to own and maintain the same.

SECTION 5.       Agreement Applies to Future Intellectual Property.

(a)       The provisions of this Agreement shall automatically apply to any such additional property or rights described in subsections (i), (ii), (iii) and (iv) of Section 4(h), above, all of which shall be deemed to be and treated as “Intellectual Property” or “Licenses,” as applicable, within the meaning of this Agreement. Within thirty (30) days following the end of Fiscal Quarter of each Fiscal Year in which there occurred any acquisition, execution, registration or application by any Grantor of any additional registered Intellectual Property or Licenses material to the operation of such Grantor’s business, Grantor shall deliver to the Collateral Agent an updated EXHIBIT A, B, C and/or D (as applicable) to this Agreement and hereby authorizes the Collateral Agent to file, at such Grantor’s expense, such updated Exhibit as set forth in Section 5(b).

(b)       Each of the Grantors shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as may be reasonably necessary or required or as the Collateral Agent may reasonably request in writing, including but not limited to notices of security interests substantially in the form of EXHIBIT E (Notice of Security Interest in Trademarks and Patents) or EXHIBIT F (Notice of Security Interest in Copyrights), as applicable, attached hereto, to evidence the Collateral Agent’s security interest in any Intellectual Property in the United States or Canada (including, without limitation, filings with the PTO, the Copyright Office, the Canadian Intellectual Property Office, or any similar government office, as applicable), and each of the Grantors hereby appoints the Collateral Agent as its attorney-in-fact for the sole purpose of executing and filing all such writings for the foregoing purposes, all such acts of such attorney being hereby ratified and confirmed; provided, however, the Collateral Agent’s taking of such action shall not be a condition to the creation or perfection of the security interest created hereby and the Collateral Agent shall have no duty to make such request.

(c)       Notwithstanding the foregoing authorizations to the Collateral Agent under this Section 5, each Grantor hereby agrees to record or cause to be recorded, at its own expense, any updated Exhibits to this Agreement and any and all agreements, instruments, documents and papers in the appropriate filing offices in the United States or Canada as may be necessary or required to perfect or maintain the perfection of the Collateral Agent’s security interest in the IP Collateral, and to deliver to the Collateral Agent a file stamped copy of each such updated Exhibit to this Agreement or agreement, instrument, document or paper recorded in connection herewith.

(d)       In furtherance of Section 5(c), the Collateral Agent hereby designates each Grantor as the Collateral Agents’ true and lawful attorney, with full power of substitution, at each Grantor’s option, to file and record all agreements, instruments, documents and papers referred to in Section 5(c) above, or to sign other documents solely for the purpose of perfecting, confirming, continuing, or protecting the Security Interest granted by each Grantor, but not releasing or deleting any Collateral, without the signature of the Collateral Agent, and naming any Grantor or the Grantors, as debtors, and the Collateral Agent, as secured party.

SECTION 6.       Grantors’ Rights To Enforce IP Collateral. Prior to the occurrence or after the cure of an Event of Default, the Grantors shall have the exclusive right to sue for past, present and future infringement, misappropriation or dilution of or other conflict with the IP Collateral, including without limitation the right to seek injunctions and/or money damages in an effort by the Grantors to protect the Intellectual Property and Licenses against infringement, misappropriation or dilution by or other conflict with third parties, provided, however, that:

The Grantors first provide the Collateral Agent with written notice of the Grantors’ institution of any legal proceedings for enforcement of any Intellectual Property or Licenses.

Any money damages awarded or received by the Grantors on account of such suit (or the threat of such suit) shall constitute IP Collateral.

Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent, by written notice to the Grantors, may (but shall not be obligated to) terminate or limit the Grantor’s rights under this Section 6.

SECTION 7.       Collateral Agent’s Actions To Protect Intellectual Property. In the event of any Grantor’s failure, within thirty (30) days of written notice from the Collateral Agent, to cure any failure by such Grantor to observe or perform any of such Grantor’s covenants, agreements or other obligations hereunder that would reasonably be expected to materially impair the validity or priority of the security interest in the IP Collateral granted pursuant to this Agreement, the Collateral Agent, acting in its own name or in that of any Grantor, may (but shall not be obligated to) act in any Grantor’s place and stead and/or in the Collateral Agent’s own right in connection therewith.

SECTION 8.       Rights Upon Event of Default. Subject to the Intercreditor Agreements, upon the occurrence and during the continuance of an Event of Default, in addition to all other rights and remedies hereunder, the Collateral Agent may (but shall not be obligated to) exercise all rights and remedies of a Secured Party as defined in the UCC, with respect to the Intellectual Property and the Licenses, in addition to which the Collateral Agent may (but shall not be obligated to) sell, license, assign, transfer, or otherwise dispose of the Intellectual Property or Licenses, subject to those restrictions to which such Grantor is subject under Applicable Law and by contract. Any person may conclusively rely upon an affidavit of the Collateral Agent that an Event of Default has occurred and that the Collateral Agent is authorized to exercise such rights and remedies.

SECTION 9.       Notes Collateral Agent as Attorney-In-Fact.

(a)       Each of the Grantors hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as and for such Grantor’s true and lawful agent and attorney-in-fact, exercisable upon the occurrence and during the continuance of any Event of Default, and in such capacity the Collateral Agent shall have the right (but not the obligation), with power of substitution for each Grantor and in each Grantor’s name or otherwise, for the use and benefit of the Collateral Agent and the other Secured Parties:

(i)            To supplement and amend from time to time EXHIBITS A, B and C of this Agreement to include any newly developed, applied for, registered, or acquired Intellectual Property of such Grantor and any intent-to-use Trademark applications for which a statement of use or an amendment to allege use has been filed and accepted by the PTO.

(ii)           To exercise any of the rights and powers referenced herein.

(iii)          To execute all such instruments, documents, and papers as the Collateral Agent reasonably determines to be appropriate in connection with the exercise of such rights and remedies, subject to those restrictions to which such Grantor is subject under Applicable Law and by contract.

(b)       The power of attorney granted herein, being coupled with an interest, shall be irrevocable until this Agreement is terminated in writing by a duly authorized officer of the Collateral Agent.

(c)       The Collateral Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9(a), but if the Collateral Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Grantors for any act or omission to act, except for any act or omission to act as to which there is a final and nonappealable judgment made by a court of competent jurisdiction, which determination includes a specific finding that the subject act or omission to act has resulted from the gross negligence or willful misconduct of the Collateral Agent.

SECTION 10.       Collateral Agent’s Rights. Any use by the Collateral Agent of the Intellectual Property, as authorized hereunder in connection with the exercise of the Collateral Agent’s rights and remedies under this Agreement, the Indenture, any Additional Pari Passu Document and the Security Agreement shall be coextensive with the Grantor’s rights thereunder and with respect thereto and without any liability for royalties or other related charges.

SECTION 11.       Intent. A notice of security interest, substantially in the form of EXHIBIT E and EXHIBIT F, as applicable, attached hereto, will be executed and delivered by the Grantors to the Collateral Agent contemporaneously with the execution and delivery of this Agreement for the purpose of recording the grant of the security interest of the Collateral Agent in the Intellectual Property with the PTO, the Copyright Office, or the Canadian Intellectual Property Office, as applicable. It is intended that the security interest granted pursuant to this Agreement or pursuant to any security agreement used for the purpose of recording with the PTO, the Copyright Office, or the Canadian Intellectual Property Office, as applicable, the grant of the security interest herein is coextensive with, and not in addition to or in limitation of, the Security Interest granted to the Collateral Agent, for its own benefit and the benefit of the other Secured Parties, under the Security Agreement. All provisions of the Security Agreement shall apply to the IP Collateral. The Collateral Agent shall have the same rights, remedies, powers, privileges and discretions with respect to the security interests created in the IP Collateral as in all other Collateral. In the event of a conflict between this Agreement and the Security Agreement, the terms of this Agreement shall control with respect to the IP Collateral and the Security Agreement shall control with respect to all other Collateral. In addition, for all purposes of this Agreement, the provisions of Sections 8.03, 8.04, 8.05, 8.08, 8.09, 8.10, 8.11, 8.12 and 8.13 of the Security Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein (for the avoidance of doubt, each reference to “Collateral” in these Sections of the Security Agreement shall also be deemed to be a reference to the IP Collateral).

SECTION 12.       Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further documents, financing statements, amendments thereto, continuation statements, agreements and instruments in the appropriate filings office and take all such further actions as may be reasonably necessary or required or as the Collateral Agent may from time to time reasonably request in writing to better assure, preserve, protect and perfect in the United States or Canada (as applicable) the security interest in the IP Collateral granted pursuant to this Agreement and the rights and remedies created hereby or the validity or priority of such security interest, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the security interest and the filing of any financing statements, amendments thereto, continuation statements or other documents in connection herewith or therewith, and to deliver to the Collateral Agent a file stamped copy of each such financing statement, amendment thereto, continuation statement or other document filed in connection herewith.

SECTION 13.       Termination; Release of IP Collateral. Except for those provisions which expressly survive the termination thereof, this Agreement and the security interest granted herein shall automatically terminate when (i) all Secured Obligations (other than contingent indemnification obligations as to which no claims have been asserted) shall have been paid in full in cash, at which time, upon receipt of the Officer’s Certificate and Opinion of Counsel required by the Indenture, the Collateral Agent shall execute and deliver to the Grantors, at the Grantors’ expense, all termination statements, releases and similar documents that the Grantors shall reasonably request in writing to evidence such termination; provided, however, that this Agreement and the security interest granted herein shall be reinstated if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of any Grantor or any other Loan Party. Any execution and delivery of termination statements, releases or other documents pursuant to this Section 13 shall be without recourse to, or warranty by, the Collateral Agent or any other Secured Party. The security interest granted herein shall also be released as provided in the Security Agreement.

SECTION 14.       Choice of Laws. It is intended that all rights and obligations under this Agreement, including matters of construction, validity, and performance, shall be governed by the laws of the State of New York.

SECTION 15.       Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.2 of the Indenture and all notices to any Additional Senior Class Debt Representative shall be given to it at the address set forth in the Joinder Agreement.

SECTION 16.       Intercreditor Agreements. This Agreement and each other Collateral Document are subject to the terms and conditions set forth in the Intercreditor Agreements in all respects and, in the event of any conflict between the terms of either Intercreditor Agreement and this Agreement, the terms of such Intercreditor Agreement shall govern and control. Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Collateral Agent pursuant to this Agreement and any other Collateral Document and the exercise of any right or remedy in respect of the Collateral by the Collateral Agent hereunder or under any other Collateral Document are subject to the provisions of the Intercreditor Agreements. Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, all rights and remedies with respect to the Collateral of the Collateral Agent (and the Secured Parties) shall be subject to the terms of the Intercreditor Agreements. Prior to the Discharge of ABL Obligations (as defined in the ABL Intercreditor Agreement), the delivery of any ABL Priority Collateral (as defined in the ABL Intercreditor Agreement) to the ABL Collateral Agent pursuant to the ABL Credit Agreement shall satisfy any delivery requirement under the Indenture, the Notes or hereunder or under any other Collateral Document with respect to such ABL Priority Collateral to the extent that such delivery is consistent with the terms of the ABL Intercreditor Agreement, and the ABL Collateral Agent shall hold such ABL Priority Collateral as bailee for the Collateral Agent for the purpose of perfecting the Collateral Agent’s security interest in the ABL Priority Collateral. Prior to the Discharge of Credit Agreement Obligations (as defined in the Pari Passu Intercreditor Agreement) that are Credit Agreement Obligations (as defined in the Pari Passu Intercreditor Agreement), the delivery of any Collateral to the Term Loan Collateral Agent pursuant to the Term Loan Credit Agreement shall satisfy any delivery requirement under the Indenture, the Notes or hereunder or under any other Collateral Document with respect to such Collateral to the extent that such delivery is consistent with the terms of the Pari Passu Intercreditor Agreement, and the Term Loan Collateral Agent shall hold such Collateral as bailee for the Collateral Agent for the purpose of perfecting the Collateral Agent’s security interest in the Collateral.

SECTION 17.       Concerning the Collateral Agent. Wilmington Trust, National Association is entering into this Agreement solely in its capacity as Collateral Agent under the Indenture and not in its individual or corporate capacity. In acting hereunder, the Collateral Agent shall be entitled to all of the rights, privileges, immunities and indemnities granted to it under the Indenture and any corresponding provisions of any Additional Pari Passu Document, as if such rights, privileges, immunities and indemnities were set forth herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GRANTORS:	BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

	By:	/s/ David Glick
		Name:	David Glick
		Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY HOLDINGS, LLC

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY INVESTMENTS HOLDINGS, INC.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

[Signature Page to Intellectual Property Security Agreement]

COLLATERAL AGENT:	WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Collateral Agent

	By:	/s/ Barry D. Somrock
		Name:	Barry D. Somrock
		Title:	Vice President

[Signature Page to Intellectual Property Security Agreement]

EXHIBIT A

List of Copyrights

Copyright Registrations and Applications

EXHIBIT B

List of Patents

Patents and Patent Applications

EXHIBIT C

List of Trademarks

Trademark Registrations and Applications

EXHIBIT D

List of Licenses

Copyright Licenses

Patent Licenses

Trademark Licenses

EXHIBIT E

Form of Notice of Security Interest in Trademarks and Patents

NOTICE OF SECURITY INTEREST IN TRADEMARKS AND PATENTS

This NOTICE OF SECURITY INTEREST IN TRADEMARKS AND PATENTS, dated as of April 16, 2020 (this “Notice”), is made by and among Burlington Coat Factory Warehouse Corporation, a Florida corporation (the “Company”), each of the Persons listed on Schedule I to the Intellectual Property Security Agreement referred to below (each of the foregoing, a “Grantor” and collectively, the “Grantors”), and Wilmington Trust, National Association, in its capacity as collateral agent for the Secured Parties (in such capacity and together with any successors in such capacity, the “Collateral Agent”), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

W I T N E S  S E T H:

WHEREAS, Grantors are party to a Security Agreement and an Intellectual Property Security Agreement of even date herewith (the “Intellectual Property Security Agreement”) made by the Grantors in favor of the Collateral Agent and the Secured Parties;

WHEREAS, pursuant to the Security Agreement and the Intellectual Property Security Agreement, Grantors have executed and delivered this Notice for the purpose of recording and confirming the grant of the security interest of the Collateral Agent in the Trademark Collateral and Patent Collateral (each as defined below) with the United States Patent and Trademark Office and the Canadian Intellectual Property Office;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein and in the Security Agreement and the Intellectual Property Security Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantors and the Collateral Agent, on its own behalf and on behalf of the other Secured Parties (and each of their respective successors or assigns), hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms defined in the Intellectual Property Security Agreement and used herein have the meaning given to them in the Intellectual Property Security Agreement.

SECTION 2. Grant of Security Interest. In furtherance and as confirmation of the Security Interest granted by the Grantors to the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) under the Security Agreement and the Intellectual Property Security Agreement, and as further security for the payment or performance, as the case may be, in full of the Secured Obligations, each of the Grantors hereby ratifies such Security Interest and grants to the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) a continuing security interest, in all of the present and future right, title and interest of such Grantor in, to and under the following property, and each item thereof, whether now owned or existing or hereafter acquired or arising, wherever located, together with all products, proceeds, substitutions, and accessions of or to any of the following property (collectively, the “Trademark and Patent Collateral”):

All trademarks, trade names, corporate names, company names, Internet domain names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers, whether registered or unregistered, together with all registrations thereof, all applications in connection therewith and all renewals thereof, and any goodwill of the business connected with, and symbolized by, any of the foregoing, including, without limitation, the trademark registrations and trademark applications set forth on Exhibit A attached hereto (collectively, “Trademarks”);

All patents and applications for patents, and the inventions and improvements therein disclosed, and any and all divisions, revisions, reissues and continuations, continuations-in-part, extensions, and reexaminations of said patents, including, without limitation, the patents and patent applications set forth on Exhibit B attached hereto (collectively, “Patents”);

All agreements, whether written or oral, providing for the grant by or to any Grantor of any right in respect of any Patent or Trademark material to the operation of such Grantor’s business (collectively, “Licenses”) and all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to the Trademarks and Patents, including, without limitation, payments under all Licenses entered into in connection therewith and damages and payments for past or future infringements, misappropriations or dilutions thereof;

The right to sue for past, present and future infringements, misappropriations and dilutions of any of the Trademarks and Patents; and

All of the Grantors’ rights corresponding to any of the foregoing throughout the world.

Notwithstanding the foregoing, no Trademark shall be included in the Trademark and Patent Collateral to the extent that the grant of a security interest in such Trademark would result in, permit or provide grounds for the cancellation or invalidation of such Trademark.

SECTION 3. Intent. This Notice is being executed and delivered by the Grantors for the purpose of recording and confirming the grant of the security interest of the Collateral Agent in the Trademark and Patent Collateral with the United States Patent and Trademark Office and the Canadian Intellectual Property Office. It is intended that the security interest granted pursuant to this Notice is granted in conjunction with, and not in addition to or limitation of, the Security Interest granted to the Collateral Agent, for its own benefit and the benefit of the other Secured Parties, under the Security Agreement and the Intellectual Property Security Agreement. All provisions of the Security Agreement and the Intellectual Property Security Agreement shall apply to the Trademark and Patent Collateral. The Collateral Agent shall have the same rights, remedies, powers, privileges and discretions with respect to the security interests created in the Trademark and Patent Collateral as in all other Collateral. In the event of a conflict between this Notice and the Intellectual Property Security Agreement, the terms of the Intellectual Property Security Agreement shall control.

SECTION 4. Recordation. Each Grantor authorizes and requests that the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this Notice.

SECTION 5. Termination; Release of Trademark and Patent Collateral. Upon termination of the Security Interest in the Trademark and Patent Collateral in accordance with Section 13 of the Intellectual Property Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor, at such Grantor’s expense, an instrument in writing in recordable form as such Grantor may reasonably request in writing to evidence the release of the collateral pledge, grant, Lien and security interest in the Trademark and Patent Collateral under this Notice. Any execution and delivery of termination statements, releases or other documents pursuant to this Section 5 shall be without recourse to, or warranty by, the Collateral Agent or any other Secured Party.

SECTION 6. Concerning the Collateral Agent. Wilmington Trust, National Association is entering into this Notice solely in its capacity as Collateral Agent under the Indenture and not in its individual or corporate capacity. In acting hereunder, the Collateral Agent shall be entitled to all of the rights, privileges, immunities and indemnities granted to it under the Indenture and any corresponding provisions of any Additional Pari Passu Document, as if such rights, privileges, immunities and indemnities were set forth herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Grantors and the Collateral Agent have caused this Notice to be executed by their duly authorized officers as of the date first above written.

GRANTORS:	BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

By:
Name:
Title:

[OTHER GRANTORS]:

[INSERT GRANTOR SIGNATURE BLOCKS]

By:
Name:
Title:

COLLATERAL AGENT:	WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Collateral Agent

By:
Name:
Title:

EXHIBIT A

Trademarks

Trademark	App/Reg. No.	App/Reg. Date

EXHIBIT B

Patents and Patent Applications

EXHIBIT F

Form of Notice of Security Interest in Copyrights

NOTICE OF SECURITY INTEREST IN COPYRIGHTS

This NOTICE OF SECURITY INTEREST IN COPYRIGHTS, dated as of April 16, 2020 (this “Notice”), is made by and among Burlington Coat Factory Warehouse Corporation, a Florida corporation (the “Company”), the grantors listed on the signature pages hereto (each of the foregoing, a “Grantor” and collectively, the “Grantors”), and Wilmington Trust, National Association, in its capacity as collateral agent pursuant to the Indenture (as hereinafter defined) (in such capacity and together with any successors in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Secured Parties (as defined herein), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, Grantors are party to a Security Agreement and an Intellectual Property Security Agreement of even date herewith (the “Intellectual Property Security Agreement”) made by the Grantors in favor of the Collateral Agent and the Secured Parties;

WHEREAS, pursuant to the Security Agreement and the Intellectual Property Security Agreement, Grantors have executed and delivered this Notice for the purpose of recording and confirming the grant of the security interest of the Collateral Agent in the Copyright Collateral (as defined below) with the United States Copyright Office and the Canadian Intellectual Property Office;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein and in the Security Agreement and the Intellectual Property Security Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantors and the Collateral Agent, on its own behalf and on behalf of the other Secured Parties (and each of their respective successors or assigns), hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms defined in the Intellectual Property Security Agreement and used herein have the meaning given to them in the Intellectual Property Security Agreement.

SECTION 2. Grant of Security Interest. In furtherance and as confirmation of the Security Interest granted by the Grantors to the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) under the Security Agreement and the Intellectual Property Security Agreement, and as further security for the payment or performance, as the case may be, in full of the Secured Obligations, each of the Grantors hereby ratifies such Security Interest and grants to the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) a continuing security interest, in all of the present and future right, title and interest of such Grantor in, to and under the following property, and each item thereof, whether now owned or existing or hereafter acquired or arising, wherever located, together with all products, proceeds, substitutions, and accessions of or to any of the following property (collectively, the “Copyright Collateral”):

All copyrights and like protections in each work of authorship or derivative work thereof, whether registered or unregistered and whether published or unpublished, including without limitation the registrations and applications set forth on Exhibit A attached hereto, and all renewals thereof (collectively, “Copyrights”);

All agreements, whether written or oral, providing for the grant by or to any Grantor of any right in respect of any Copyright material to the operation of such Grantor’s business (collectively, “Licenses”) and all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to the Copyrights, including, without limitation, payments under all Licenses entered into in connection therewith and damages and payments for past or future infringements thereof;

The right to sue for past, present and future infringements of any of the Copyrights; and

All of the Grantors’ rights corresponding to any of the foregoing throughout the world.

SECTION 3. Intent. This Notice is being executed and delivered by the Grantors for the purpose of recording and confirming the grant of the security interest of the Collateral Agent in the Copyright Collateral with the United States Copyright Office and the Canadian Intellectual Property Office. It is intended that the security interest granted pursuant to this Notice is granted in conjunction with, and not in addition to or limitation of, the Security Interest granted to the Collateral Agent, for its own benefit and the benefit of the other Secured Parties, under the Security Agreement and the Intellectual Property Security Agreement. All provisions of the Security Agreement and the Intellectual Property Security Agreement shall apply to the Copyright Collateral. The Collateral Agent shall have the same rights, remedies, powers, privileges and discretions with respect to the security interests created in the Copyright Collateral as in all other Collateral. In the event of a conflict between this Notice and the Intellectual Property Security Agreement, the terms of the Intellectual Property Security Agreement shall control.

SECTION 4. Recordation. Each Grantor authorizes and requests that the Register of Copyrights and any other applicable government officer record this Notice.

SECTION 5. Termination; Release of Copyright Collateral. Upon termination of the Security Interest in the Copyright Collateral in accordance with Section 13 of the Intellectual Property Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor, at such Grantor’s expense, an instrument in writing in recordable form as such Grantor may reasonably request in writing to evidence the release of the collateral pledge, grant, Lien and security interest in the Copyright Collateral under this Notice. Any execution and delivery of termination statements, releases or other documents pursuant to this Section 5 shall be without recourse to, or warranty by, the Collateral Agent or any other Secured Party.

SECTION 6. Concerning the Collateral Agent. Wilmington Trust, National Association is entering into this Notice solely in its capacity as Collateral Agent under the Indenture and not in its individual or corporate capacity. In acting hereunder, the Collateral Agent shall be entitled to all of the rights, privileges, immunities and indemnities granted to it under the Indenture and any corresponding provisions of any Additional Pari Passu Document, as if such rights, privileges, immunities and indemnities were set forth herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Grantors and the Collateral Agent have caused this Notice to be executed by their duly authorized officers as of the date first above written.

GRANTORS:	BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

By:
Name:
Title:

[OTHER GRANTORS]:

[INSERT GRANTOR SIGNATURE BLOCKS]

By:
Name:
Title:

COLLATERAL AGENT:	WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Collateral Agent

By:
Name:
Title:

EXHIBIT A

Copyright Registrations and Applications

SCHEDULE I

Grantors

Parent Grantors
Burlington Coat Factory Holdings, LLC
Burlington Coat Factory Investments Holdings, Inc.

Subsidiary Grantors
Burlington Coat Factory of Texas, L.P.
Burlington Coat Factory of Kentucky, Inc.
BURLINGTON COAT FACTORY DIRECT CORPORATION
BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK, INC.
Burlington Coat Factory Warehouse of New Jersey, Inc.
BURLINGTON COAT FACTORY OF PUERTO RICO, LLC
COHOES FASHION OF CRANSTON, INC.
BURLINGTON COAT FACTORY WAREHOUSE OF BAYTOWN INC
Burlington Coat Factory of Pocono Crossing, LLC
BURLINGTON COAT FACTORY OF TEXAS, INC.
BURLINGTON COAT FACTORY REALTY OF EDGEWATER PARK, INC.
BURLINGTON COAT FACTORY REALTY OF PINEBROOK, INC.
BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK URBAN RENEWAL CORP.
BCF Florence Urban Renewal, L.L.C.
BCF Florence Urban Renewal II, LLC
Burlington Merchandising Corporation
Burlington Distribution Corp.